April 26, 2007

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS BOND MARKET INDEX FUND

Supplement to Statement of Additional Information
Dated March 1, 2007

     Effective April 26, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective April 26, 2007, Laurie Carroll and Deborah Wingerson are the portfolio managers for the Fund. Mses. Carroll and Wingerson are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.